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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 12, 2004




                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)




                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)





        0-15291                                            36-3312434
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(Commission File Number)                    (IRS Employer Identification Number)




   2355 South Arlington Heights Road,
 Suite 400, Arlington Heights, Illinois                      60005
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(Address of principal executive offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code (847) 228-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Arlington Hospitality
Page 2


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On March 16, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing a temporary letter agreement, dated March 12, 2004, with the landlord of 21 of its hotel properties and February 2004 operating results and recent hotel development and sales activity. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

10.1 Temporary letter agreement, dated March 12, 2004, by and between Arlington Inns, Inc. and PMC Commercial Trust.

99.1 Press Release of Arlington Hospitality, Inc., dated March 16, 2004 Announcing A Temporary letter agreement with Landlord and February 2004 Operating Results and Recent Hotel Development and Sales Activity.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  March 16, 2004

                                                  Arlington Hospitality, Inc.
                                                  (Registrant)

                                                  By:  /s/ Jerry H. Herman
                                                      --------------------------
                                                       Jerry H. Herman
                                                       Chief Executive Officer

                                                  By:  /s/ James B. Dale
                                                      --------------------------
                                                       James B. Dale
                                                       Senior Vice President and
                                                       Chief Financial Officer



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